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                                                                      Exhibit 24
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                               POWERS OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Frank A. Solomon as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Integ Incorporated for the fiscal year ended December 31, 1997 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Signatures                                           Date
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/s/ Mark B. Knudson                             March 20, 1998
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Mark B. Knudson, Ph.D, Director

/s/  Frank B. Bennett                           March 20, 1998
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Frank B. Bennett, Director

/s/  Terrance G. McGuire                        March 20, 1998
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Terrance G. McGuire, Director

/s/  Robert R. Momsen                           March 20, 1998
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Robert R. Momsen, Director

/s/  Robert S. Nickoloff                        March 20, 1998
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Robert S. Nickoloff, Director

/s/  Walter L. Sembrowich                       March 20, 1998
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Walter L. Sembrowich, Ph.D, Director

/s/  Winston R. Wallin                          March 20, 1998
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Winston R. Wallin, Director